UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 7, 2018

BRUNSWICK CORPORATION

 (Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26125 N. Riverwoods Blvd., Suite 500, Mettawa, Illinois	60045-3420
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (847) 735-4700

N/A

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Brunswick Corporation, a Delaware corporation, (the Company) filed a Current Report on Form 8-K (the Original Form 8-K) dated August 7, 2018, to report, among other things, the consummation of its previously announced acquisition (the Acquisition) of the Global Marine Business (the Global Marine Business) of Power Products Holdings, LLC (Power Products). This Amendment No. 1 to the Original Form 8-K amends and supplements Item 9.01 of the Original Form 8-K to include the historical audited financial statements of Power Products and the unaudited pro forma condensed combined financial information of the Company pursuant to Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items. Except as stated in this Explanatory Note, no other information contained in the Original Form 8-K is amended or supplemented.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements for Power Products required by Item 9.01(a) of Form 8-K are attached as Exhibit 99.1 to this Amendment No. 1 to the Original Form 8-K and incorporated herein by reference.

(b)	Pro Forma Financial Information

The pro forma financial information for Power Products required by Item 9.01(b) of Form 8-K is attached as Exhibit 99.2 to this Amendment No. 1 to the Original Form 8-K and incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of RSM US LLP, independent auditor

99.1	Audited Consolidated Financial Statements of the Global Marine Business of Power Products Holdings, LLC as of and for the nine months ended May 31, 2018, and the related notes thereto

99.2
Unaudited Pro Forma Condensed Combined Financial Information of Brunswick Corporation as of and for the six-months ended June 30, 2018, and for the twelve-months ended December 31, 2017, and the related notes thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2018	BRUNSWICK CORPORATION
	By:	/s/ Daniel J. Tanner
		Name:	Daniel J. Tanner
		Title:	Vice President and Controller